UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 7, 2017

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2017 Directors Louis Drapeau, Robert Malchione, Joel McComb and Deborah Neff provided notice to Chairman of the Board, President and CEO Norman Schwartz that they are declining to stand for reelection to the Board of Directors at the 2017 Annual Meeting due to disagreements with the management of the Company regarding executive personnel and corporate governance matters. Messrs. Drapeau and Malchione and Ms. Neff serve as members of the Audit Committee and Mr. Drapeau and Ms. Neff serve as members of the Compensation Committee.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

17.1	Notice of Intention Not to Stand for Reelection

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: March 13, 2017	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

17.1	Notice of Intention Not to Stand for Reelection